SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 16, 2002

THE TALBOTS, INC. (Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12552 (Commission File Number)	41-1111318 (I.R.S. Employer Identification Number)

One Talbots Drive, Hingham, Massachusetts (Address of Principal Executive Offices)	02043 (Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure

        In connection with the Quarterly Report on Form 10-Q for the quarterly period ended August 3, 2002, as filed with the SEC on September 16, 2002, The Talbots, Inc. filed as correspondence the following transmittal letter and executive certifications:

[Letterhead of The Talbots, Inc.]

September 16, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549

           Re:     The Talbots, Inc. - Quarterly Report on Form 10-Q
                      For the Quarterly Period ended August 3, 2002

Submitted herewith for filing on behalf of The Talbots, Inc., a Delaware corporation, is a Quarterly Report on Form 10-Q and accompanying written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Should you have any questions regarding this filing, please contact the undersigned at (781) 749-7600.

Sincerely, By: /s/ Edward L. Larsen —————————————— Edward L. Larsen Senior Vice President, Finance Chief Financial Officer and Treasurer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is to accompany the Quarterly Report of The Talbots, Inc. (the “Company”) on Form 10-Q for the period ending August 3, 2002 as filed with the Securities and Exchange Commission (the “Report”).

I, Arnold B. Zetcher, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arnold B. Zetcher
——————————————
Arnold B. Zetcher
Chairman of the Board, President
and Chief Executive Officer
September 16, 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is to accompany the Quarterly Report of The Talbots, Inc. (the “Company”) on Form 10-Q for the period ending August 3, 2002 as filed with the Securities and Exchange Commission (the “Report”).

I, Edward L. Larsen, Senior Vice President, Finance, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward L. Larsen
——————————————
Edward L. Larsen
Senior Vice President, Finance, Chief
Financial Officer and Treasurer
September 16, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2002	THE TALBOTS, INC. By: /s/ Edward L. Larsen —————————————— Name: Edward L. Larsen Title: Senior Vice President, Finance, Chief Financial Officer and Treasurer